                                                                     Exhibit 4.2






                     CHASE MANHATTAN AUTO OWNER TRUST 2003-A


                      AMENDED AND RESTATED TRUST AGREEMENT



                                     between



                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                                  as Depositor



                                      -and-



                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee



                            Dated as of May 22, 2003




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                                TABLE OF CONTENTS
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ARTICLE I DEFINITIONS.............................................................................................1

         SECTION 1.1. Capitalized Terms...........................................................................1


ARTICLE II ORGANIZATION...........................................................................................2

         SECTION 2.1. Name........................................................................................2
         SECTION 2.2. Office......................................................................................2
         SECTION 2.3. Purposes and Powers.........................................................................2
         SECTION 2.4. Appointment of Owner Trustee................................................................3
         SECTION 2.5. Initial Capital Contributions of Trust Estate...............................................3
         SECTION 2.6. Declaration of Trust........................................................................3
         SECTION 2.7. Title to Issuer Property....................................................................4
         SECTION 2.8. Situs of Issuer.............................................................................4
         SECTION 2.9. Representations and Warranties of the Depositor.............................................4
         SECTION 2.10. Liability of Certificateholders and Class R Certificateholder..............................5
         SECTION 2.11. Guaranteed Payments/Gross Income Allocations...............................................5
         SECTION 2.12. Deduction and Loss Allocations.............................................................5
         SECTION 2.13. Special Allocations........................................................................6
         SECTION 2.14. Characterization of the Trust..............................................................6


ARTICLE III CERTIFICATES AND TRANSFER OF INTERESTS................................................................6

         SECTION 3.1. Initial Ownership...........................................................................6
         SECTION 3.2. The Certificates............................................................................7
         SECTION 3.3. Execution, Authentication and Delivery of Certificates......................................7
         SECTION 3.4. Registration of Transfer and Exchange of Certificates.......................................8
         SECTION 3.5. Mutilated, Destroyed, Lost or Stolen Certificates...........................................9
         SECTION 3.6. Persons Deemed Certificateholders...........................................................9
         SECTION 3.7. Access to List of Certificateholders' Names and Addresses...................................9
         SECTION 3.8. Maintenance of Office or Agency............................................................10
         SECTION 3.9. Appointment of Paying Agent................................................................10
         SECTION 3.10. Book-Entry Certificates...................................................................11
         SECTION 3.11. Notices to Clearing Agency................................................................12
         SECTION 3.12. Definitive Certificates...................................................................12
         SECTION 3.13. Authenticating Agent......................................................................12
         SECTION 3.14. Actions of Certificateholders.............................................................14


ARTICLE IV ACTIONS BY OWNER TRUSTEE..............................................................................14

         SECTION 4.1. Prior Notice to Certificateholders with Respect to Certain Matters.........................14
         SECTION 4.2. Action by Certificateholders with Respect to Certain Matters...............................15
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                                       i
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         SECTION 4.3. Action by Certificateholders with Respect to Bankruptcy....................................15
         SECTION 4.4. Restrictions on Certificateholders' Power..................................................16
         SECTION 4.5. Majority Control...........................................................................16


ARTICLE V APPLICATION OF TRUST FUNDS; CERTAIN DUTIES.............................................................16

         SECTION 5.1. Establishment of Certificate Distribution Account..........................................16
         SECTION 5.2. Application of Funds in Certificate Distribution Account...................................16
         SECTION 5.3. Method of Payment..........................................................................17
         SECTION 5.4. No Segregation of Monies; No Interest......................................................18
         SECTION 5.5. Accounting and Reports to the Noteholders, Certificateholders,
                      the Internal Revenue Service and Others....................................................18
         SECTION 5.6. Signature on Returns; Tax Matters Partner..................................................18
         SECTION 5.7. Capital Accounts...........................................................................18


ARTICLE VI AUTHORITY AND DUTIES OF OWNER TRUSTEE.................................................................19

         SECTION 6.1. General Authority..........................................................................19
         SECTION 6.2. General Duties.............................................................................19
         SECTION 6.3. Action upon Instruction....................................................................20
         SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions.........................20
         SECTION 6.5. No Action Except under Specified Documents or Instructions.................................21
         SECTION 6.6. Restrictions...............................................................................21
         SECTION 6.7. Doing Business in Other Jurisdictions......................................................21


ARTICLE VII CONCERNING OWNER TRUSTEE.............................................................................22

         SECTION 7.1. Acceptance of Trusts and Duties............................................................22
         SECTION 7.2. Furnishing of Documents....................................................................24
         SECTION 7.3. Representations and Warranties.............................................................24
         SECTION 7.4. Reliance; Advice of Counsel................................................................24
         SECTION 7.5. Not Acting in Individual Capacity..........................................................25
         SECTION 7.6. Owner Trustee May Own Certificates and Notes...............................................25


ARTICLE VIII COMPENSATION OF OWNER TRUSTEE.......................................................................25

         SECTION 8.1. Owner Trustee's Fees and Expenses..........................................................25
         SECTION 8.2. Indemnification............................................................................25
         SECTION 8.3. Payments to Owner Trustee..................................................................26


ARTICLE IX TERMINATION OF TRUST AGREEMENT........................................................................26

         SECTION 9.1. Termination of Trust Agreement.............................................................26
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                                       ii
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ARTICLE X SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES.................................................28

         SECTION 10.1. Eligibility Requirements for Owner Trustee................................................28
         SECTION 10.2. Resignation or Removal of Owner Trustee...................................................28
         SECTION 10.3. Successor Owner Trustee...................................................................29
         SECTION 10.4. Merger or Consolidation of Owner Trustee..................................................29
         SECTION 10.5. Appointment of Co-Trustee or Separate Trustee.............................................29


ARTICLE XI MISCELLANEOUS.........................................................................................31

         SECTION 11.1. Supplements and Amendments................................................................31
         SECTION 11.2. No Legal Title to Owner Trust Estate in Certificateholders................................32
         SECTION 11.3. Limitations on Rights of Others...........................................................32
         SECTION 11.4. Notices...................................................................................32
         SECTION 11.5. Severability..............................................................................33
         SECTION 11.6. Separate Counterparts.....................................................................33
         SECTION 11.7. Successors and Assigns....................................................................33
         SECTION 11.8. No Recourse...............................................................................33
         SECTION 11.9. No Petition...............................................................................33
         SECTION 11.10. Headings.................................................................................33
         SECTION 11.11. GOVERNING LAW............................................................................33
         SECTION 11.12. Certificate Transfer Restrictions........................................................34
         SECTION 11.13. Disclosure...............................................................................34
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                                      iii

                                    EXHIBITS

         Exhibit A-1       -        Form of Class R Certificate
         Exhibit A-2       -        Form of Certificate
         Exhibit B         -        Form of Certificate of Trust
         Exhibit C         -        Form of Certificate Depository Agreement

         AMENDED AND RESTATED TRUST AGREEMENT dated as of May 22, 2003 between CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION ("Chase USA"), a national banking association having its principal executive offices located at 200 White Clay Center Drive, Newark, Delaware 19711, as the depositor (in its capacity as the depositor, the "Depositor") and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as the owner trustee (the "Owner Trustee"), amending and restating in its entirety the Trust Agreement, dated as of April 7, 2003 (the "Original Trust Agreement"), between the same parties.

                                   ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Capitalized Terms. Capitalized terms are used in this Agreement as defined in Section 1.1 to the Sale and Servicing Agreement between the trust established by this Agreement and Chase USA, as Seller and Servicer, dated as of May 22, 2003, as the same may be amended and supplemented from time to time (the "Sale and Servicing Agreement").

         (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

         (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (e) All calculations of the amount of interest accrued on the Certificates shall be made on the basis of a 360-day year consisting of twelve 30-day months.

                                   ARTICLE II

                                  ORGANIZATION

    SECTION 2.1. Name. The trust known as "Chase Manhattan Auto Owner Trust 2003-A" (hereinafter, the "Issuer") was formed in accordance with the provisions of the Statutory Trust Statute pursuant to the Original Trust Agreement. Under the Original Trust Agreement, the Owner Trustee was authorized and vested with the power and authority to make and execute contracts, instruments, certificates, agreements and other writings and to sue and be sued in the name of the Issuer.

         The Owner Trustee accepted under the Original Trust Agreement, and does hereby confirm its acceptance and agreement to hold in trust, for the benefit of the Certificateholders and such other Persons as may become beneficiaries hereunder from time to time, all of the Owner Trust Estate conveyed or to be conveyed to the Trust, and all monies and proceeds that may be received with respect thereto, subject to the terms of this Agreement.

         SECTION 2.2. Office. The office of the Issuer shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Class R Certificateholder.

         SECTION 2.3. Purposes and Powers. The purpose of the Issuer is, and the Issuer shall have the power and authority, to engage in the following activities:

                  (a) to issue the Notes pursuant to the Indenture, the Certificates and the Class R Certificate pursuant to this Agreement, and to sell, transfer or exchange the Notes, the Certificates and the Class R Certificate;

                  (b) to acquire the property and assets set forth in the Sale and Servicing Agreement from the Depositor pursuant to the terms thereof, to make payments or distributions on the Notes, the Certificates and the Class R Certificate, to make deposits to and to the extent permitted under the Basic Documents withdrawals from the Yield Supplement Account, the Reserve Account and other accounts established under this Agreement and the Sale and Servicing Agreement;

                  (c) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders and the Class R Certificateholder pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Issuer pursuant to, the Indenture;

                  (d) to enter into and perform its obligations under the Basic Documents to which it is a party;

                  (e) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, which activities cannot be contrary to the status of the Trust as a "qualifying special purpose entity" under SFAS 140, any successor rule thereto and existing accounting literature; and

                  (f) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders, which activities cannot be contrary to the status of the Trust as a "qualifying special purpose entity" under SFAS 140, any successor rule thereto and existing accounting literature.

Issuer is hereby authorized to engage in the foregoing activities. Issuer shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents. Without limitation of the foregoing, except for such activities as are referenced in paragraphs (a) through (f) of this Section 2.3, the Issuer is not authorized and has no power to (a) borrow money or issue other debt; (b) to the fullest extent permitted by law, merge with another entity, reorganize, liquidate or sell assets prior to the discharge of the Indenture; or (c) engage in any other business or activities.

         SECTION 2.4. Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Issuer to have all the rights, powers and duties set forth herein.

         SECTION 2.5. Initial Capital Contributions of Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the Reserve Account Initial Deposit and the Yield Supplement Account Initial Deposit. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contributions, which, together with the initial contribution referred to in the Original Trust Agreement, shall constitute the initial Owner Trust Estate. The Reserve Account Initial Deposit shall be deposited in the Reserve Account pursuant to Section 5.7(a) of the Sale and Servicing Agreement and the Yield Supplement Account Initial Deposit shall be deposited in the Yield Supplement Account pursuant to Section 5.6(a) of the Sale and Servicing Agreement. The Depositor shall pay the organizational expenses of the Issuer as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

         SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders and the Class R Certificateholder, subject to the obligations of the Issuer under the Basic Documents. It is the intention of the parties hereto that the Issuer constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that, solely for United States income and franchise tax purposes, the Issuer shall be treated as a partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Issuer will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Issuer as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Statutory Trust Statute with respect to accomplishing the purposes of the Issuer. The Owner Trustee shall file the Certificate of Trust with the Secretary of State of Delaware.

         SECTION 2.7. Title to Issuer Property. Legal title to all the Owner Trust Estate shall be vested at all times in the Issuer as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case the title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         SECTION 2.8. Situs of Issuer. The Issuer will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Issuer shall be located in the State of Delaware or the State of New York. Payments will be received by the Issuer only in Delaware or New York, and payments will be made by the Issuer only from Delaware or New York. The only office of the Issuer will be at its office in Delaware.

         SECTION 2.9. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

                  (i) The Depositor has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States of America, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire and own the Receivables.

                  (ii) The Depositor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor has duly authorized such sale and assignment and deposit to the Issuer by all necessary action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary action.

                  (iii) The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms hereof, do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of association or bylaws of the Depositor, or conflict with or breach any of the material terms or provisions of or constitute (with or without notice or lapse of time) a default under any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

         SECTION 2.10. Liability of Certificateholders and Class R Certificateholder. Neither any Certificateholder nor the Class R
Certificateholder shall have any personal liability for any liability or obligation of the Issuer.

         SECTION 2.11. Guaranteed Payments/Gross Income Allocations. (a) Inasmuch as the Certificateholders' Interest Distributable Amount is determined and paid hereunder without regard to the income of the Issuer, the Issuer shall treat payments of such amounts as "guaranteed payments" within the meaning of
Section 707(c) of the Code. Consequently, Certificateholders will have ordinary income equal to their allocable share of the Certificateholders' Interest Distributable Amount, the Issuer will have an equivalent deduction for United States federal income tax purposes and no amount of the gross income of the Issuer shall be allocable to the Certificateholders (and there will be no corresponding increase in Certificateholders' Capital Accounts (as defined herein) under Section 5.7). In the event that any taxing authority does not respect such tax treatment, the gross income of the Issuer for any calendar month as determined for United States federal income tax purposes shall be allocated, after giving effect to special allocations set forth in Section 2.13 of this Agreement and for purposes of maintaining Capital Accounts under Section
5.7 of this Agreement as follows:

                           (1) first, among the Certificateholders as of the
                  close of the last day of such calendar month, in proportion to their ownership of the principal amount of Certificates outstanding on such date, an amount of gross income equal to the amount of (i) interest that accrues in such calendar month on the Certificates in accordance with their terms, including interest accruing thereon at the Certificate Rate monthly,
                  (ii) interest on amounts previously due under the Certificates and not yet paid as provided therein and (iii) any gross income of the Trust attributable to discount on the Receivables that corresponds to any excess of the principal amount of the Certificates over the initial issue price; and

                           (2) the balance of gross income, if any, to the Class
                  R Certificateholder.

If the gross income of the Issuer for any month is insufficient for the allocations described in clause (1) above, subsequent items of gross income shall first be allocated to make up such shortfall before being allocated as provided in clause (2).

         (b) In the event the initial issue price of the Certificates differs from their initial principal amount, there shall be specially allocated to the Certificateholders the portion, if any, of the offset for premium (in the case the issue price of the Certificates exceeds their principal amount) or market discount income (in the case the principal amount of the Certificates exceeds their issue price) on the Receivables accruing for a calendar month that is attributable to such difference.

         SECTION 2.12. Deduction and Loss Allocations. (a) All items of deduction and loss of the Issuer shall be allocated to the Class R Certificateholder.

         (b) To the extent that an allocation of the gross amount of deductions and losses to the Class R Certificateholder pursuant to Section 2.12(a) above would cause the Capital Account of the Class R Certificateholder to be reduced below zero, such excess deductions and losses shall be allocated to the Certificateholders on a pro rata basis until each of their Capital Accounts has been reduced to zero. If any amount of gross deduction or loss has not been allocated pursuant to the preceding sentence because all of the Certificateholders' Capital Accounts have been reduced to zero, the amount of such remaining unallocated deductions or losses shall be allocated to the Class R Certificateholder.

         (c) If any deductions or losses have been allocated to the Certificateholders under Section 2.12(b) above, an amount of gross income shall be allocated to such Certificateholders under this Section 2.12(c) in subsequent taxable years sufficient to offset the amount of any deductions or losses previously allocated to such Certificateholders under Section 2.12(b) above and, thereafter, allocations of gross income and deductions shall be made in accordance with Sections 2.11 and 2.12(a) of this Agreement.

         SECTION 2.13. Special Allocations. In the event any Certificateholder unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Issuer gross income and gain shall be specially allocated to such Certificateholder in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the deficit, if any, in the balance of the Capital Account of such Certificateholder as quickly as possible; provided, that subsequent allocations of gross income and gain, or deductions, shall take into account any special allocations made to a Certificateholder under this Section 2.13 and shall be adjusted so that the amount of gross income and gain, or deductions, allocated to a Certificateholder will equal the amount of gross income and gain, or deductions, that would have been allocated to such Certificateholder had no such special allocations been made to such Certificateholder under this Section
2.13. This Section 2.13 is intended to comply with the qualified income offset provision in Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations.

         SECTION 2.14. Characterization of the Trust. For purposes of SFAS 140, the parties hereto intend that (a) the Trust be treated as a "qualifying special purpose entity" as such term is used in SFAS 140 and any successor rule thereto and (b) the Trust's power and authority as stated in Section 2.3 of this Agreement be limited in accordance with paragraph 35 of SFAS 140.

                                  ARTICLE III

                     CERTIFICATES AND TRANSFER OF INTERESTS

         SECTION 3.1. Initial Ownership; Class R Certificate. Upon the formation of the Issuer by the contributions by the Depositor pursuant to Section 2.5 and until the issuance of the Certificates, the Depositor shall be the sole beneficiary of the Trust. Concurrently with the transfer of the Receivables to the Issuer pursuant to the Sale and Servicing Agreement, the Class R Certificate shall be issued to the Depositor in the form of Exhibit A-1, which is incorporated herein by reference. The Class R Certificate shall be executed on behalf of the Issuer by manual or facsimile signature of an Authorized Officer or other authorized signatory of the Owner Trustee. The Class R Certificate bearing the manual or facsimile signature of an individual who was, at the time when such signature shall have been affixed, authorized to sign on behalf of the Issuer, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individual shall have ceased to be so authorized prior to the authentication and delivery of the Class R Certificate or did not hold such office at the date of authentication and delivery of the Class R Certificate. The Class R Certificate shall not entitle the holder thereof to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on the Class R Certificate a certificate of authentication substantially in the form set forth in Exhibit A-1, executed by the Owner Trustee or JPMorgan Chase Bank, as the Owner Trustee's authentication agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that the Class R Certificate shall have been duly authenticated and delivered hereunder. The Class R Certificate shall be dated the date of its authentication. The Class R Certificate (or any interest therein) may not be sold, assigned, participated, pledged or otherwise transferred except by operation of law pursuant to the merger or consolidation of the Class R Certificateholder or except to an Affiliate of the Depositor.

         SECTION 3.2. The Certificates. Upon initial issuance, the Certificates shall each be in the form of Exhibit A-2, which is incorporated herein by reference, and shall be issued as provided in Section 3.10 in an aggregate principal amount equal to the Certificate Balance. The Certificates shall be executed on behalf of the Issuer by manual or facsimile signature of an Authorized Officer or other authorized signatory of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Issuer, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. No Certificate shall entitle the Holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A-2, executed by the Owner Trustee or JPMorgan Chase Bank, as the Owner Trustee's authentication agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Certificate in such transferee's name pursuant to Section 3.4.

         SECTION 3.3. Execution, Authentication and Delivery of Certificates. Concurrently with the transfer of the Receivables to the Issuer pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates in an aggregate principal amount equal to the initial Certificate Balance to be executed on behalf of the Issuer, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further action by the Depositor, in authorized denominations.

         SECTION 3.4. Registration of Transfer and Exchange of Certificates. The Owner Trustee shall cause to be kept at the office or agency to be maintained pursuant to Section 3.8 by a certificate registrar (the "Certificate Registrar"), a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. JPMorgan Chase Bank shall be the initial Certificate Registrar. In the event that, subsequent to the date of issuance of the Certificates, JPMorgan Chase Bank notifies the Owner Trustee that it is unable to act as the Certificate Registrar, the Owner Trustee shall act, or the Owner Trustee shall, with the consent of the Depositor, appoint another bank or trust company, having an office or agency located in The City of New York and which agrees to act in accordance with the provisions of this Agreement applicable to it, to act, as successor Certificate Registrar under this Agreement.

         The Owner Trustee may revoke such appointment and remove JPMorgan Chase Bank as the Certificate Registrar if the Owner Trustee determines in its sole discretion that JPMorgan Chase Bank failed to perform its obligations under this Agreement in any material respect. JPMorgan Chase Bank shall be permitted to resign as the Certificate Registrar upon 30 days' written notice to the Owner Trustee, the Depositor and the Issuer; provided, however, that such resignation shall not be effective and JPMorgan Chase Bank shall continue to perform its duties as the Certificate Registrar until the Owner Trustee has appointed a successor Certificate Registrar with the consent of the Depositor.

         An institution succeeding to the corporate agency business of the Certificate Registrar shall continue to be the Certificate Registrar without the execution or filing of any paper or any further act on the part of the Owner Trustee or such Certificate Registrar.

         Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute, authenticate and (if the Certificate Registrar is different than the Owner Trustee, then the Certificate Registrar shall) deliver (or shall cause JPMorgan Chase Bank as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like class and aggregate face amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Holder, Certificates may be exchanged for other Certificates of the same class in authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.

         Whenever any Certificate is surrendered for exchange, the Owner Trustee shall execute, authenticate and (if the Certificate Registrar is different than the Owner Trustee, then the Certificate Registrar shall) deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder, which signature on such assignment must be guaranteed by a member of the New York Stock Exchange or a commercial bank or trust company.

         Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Owner Trustee or Certificate Registrar in accordance with its customary practice.

         No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         SECTION 3.5. Mutilated, Destroyed, Lost or Stolen Certificates. (a) If any mutilated Certificate shall be surrendered to the Certificate Registrar, of if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a protected purchaser, the Owner Trustee on behalf of Issuer shall execute and the Owner Trustee, or JPMorgan Chase Bank, as the Owner Trustee's authenticating agent, shall authenticate and (if the Certificate Registrar is different from the Owner Trustee, then the Certificate Registrar shall) deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, tenor and denomination. If, after delivery of such replacement Certificate, a protected purchaser of the original Certificate in lieu of which such replacement Certificate was issued presents for payment such original Certificate, the Owner Trustee or the Certificate Registrar shall be entitled to recover such replacement Certificate from such Person to whom such replacement Certificate was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Owner Trustee or the Certificate Registrar in connection therewith. In connection with the issuance of any new Certificate under this
Section 3.5, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in Issuer, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. The provisions of this Section
3.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, destroyed, lost or stolen Certificates.

         SECTION 3.6. Persons Deemed Certificateholders. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.2 and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

         SECTION 3.7. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Servicer and the Depositor (and to the Owner Trustee, if the Owner Trustee is not the Certificate Registrar) within 15 days after receipt by the Certificate Registrar of a request therefor from the Servicer or the Depositor (or the Owner Trustee) in writing, a list, in such form as the Servicer or the Depositor (or the Owner Trustee) may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If, at such time, if any, as Definitive Certificates have been issued, if three or more Holders of Certificates or one or more Holders of Certificates evidencing not less than 25% of the Certificate Balance apply in writing to the Certificate Registrar, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed to hold none of the Depositor, the Certificate Registrar, the Servicer or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 3.8. Maintenance of Office or Agency. The Owner Trustee shall maintain in the City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange. The Owner Trustee initially designates the offices of JPMorgan Chase Bank located at 450 West 33rd Street, New York, New York 10001-2697 as its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor, the Servicer and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         SECTION 3.9. Appointment of Paying Agent. The Owner Trustee may appoint a Paying Agent with respect to the Certificates. The Owner Trustee hereby appoints JPMorgan Chase Bank as the initial Paying Agent. The Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account, make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect or for other good cause. The Paying Agent shall be permitted to resign upon 30 days' written notice to the Owner Trustee and the Servicer. In the event that JPMorgan Chase Bank shall no longer be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company and may be the Owner Trustee), with the consent of the Depositor (which consent shall not be unreasonably withheld). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee (unless it is the Owner Trustee) to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon the removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.1, 7.3, 7.4, 7.6,
8.1 and 8.2 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         SECTION 3.10. Book-Entry Certificates. The Certificates, upon original issuance, will be issued in the form of a typewritten Certificate or Certificates representing Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by or on behalf of the Issuer; provided that one Certificate that constitutes the residual portion of the Certificate Balance may be issued in the form of a Definitive Certificate in a denomination less than an integral multiple of $1.00. Such Book-Entry Certificate or Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no beneficial owner (other than J.P. Morgan Securities Inc.) will receive a definitive Certificate representing such beneficial owner's interest in such Certificate, except as provided in Section 3.12. Unless and until Definitive Certificates have been issued to beneficial owners pursuant to Section 3.12:

                  (a) the provisions of this Section 3.10 shall be in full force and effect;

                  (b) the Certificate Registrar, the Paying Agent and the Owner Trustee shall be entitled to deal with the Clearing Agency and the Clearing Agency Participants for all purposes of this Agreement relating to the Book-Entry Certificates (including the payment of principal of and interest on the Book-Entry Certificates and the giving of instructions or directions to Certificate Owners of Book-Entry Certificates) as the sole Holder of Book-Entry Certificates and shall have no obligations to Certificate Owners thereof;

                  (c) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

                  (d) the rights of Certificate Owners of the Book-Entry Certificates shall be exercised only through the Clearing Agency (or to the extent Certificateholders are not Clearing Agency Participants, through the Clearing Agency Participants through which such Certificateholders own Book-Entry Certificates), and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall refer to distributions, notices, reports and statements to the Clearing Agency, as registered holder of the Certificates, as the case may be, for distribution to Certificateholders in accordance with the procedures of the Clearing Agency. Pursuant to the Certificate Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 3.12, the ------------ initial Clearing Agency will make book-entry transfers among Clearing Agency Participants and receive and transmit payments of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants; and

                  (e) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of the Holders of Certificates evidencing a specified percentage of the Certificate Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Book-Entry Certificates and has delivered such instructions to the Owner Trustee.

         SECTION 3.11. Notices to Clearing Agency. Whenever a notice or other communication to Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.12, the Owner Trustee and the Paying Agent shall give all such notices and communications specified herein to be given to Certificateholders to the Clearing Agency, and shall have no obligations to Certificate Owners.

         SECTION 3.12. Definitive Certificates. If (a) the Servicer advises the Owner Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Certificates, and the Servicer is unable to locate a qualified successor, (b) the Servicer at its option elects to terminate the book-entry system through the Clearing Agency, or
(c) after the occurrence of an Event of Servicing Termination or Event of Default, Certificate Owners of the Certificates representing beneficial interests aggregating not less than a majority of the Certificate Balance advise the Clearing Agency through the Clearing Agency Participants, and the Owner Trustee, in writing, and if the Clearing Agency shall so notify the Owner Trustee, that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of Certificate Owners, then the Owner Trustee shall notify the Clearing Agency of the occurrence of any such event, which shall be responsible to notify the Certificate Owners of the occurrence of such event and of the availability of the Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the typewritten Certificate or Certificates representing the Book-Entry Certificates by the Clearing Agency, accompanied by re-registration instructions, the Owner Trustee shall execute, authenticate, or cause to be authenticated, and (if the Certificate Registrar is different than the Owner Trustee, then the Certificate Registrar shall) deliver the Definitive Certificates in accordance with the instructions of the Clearing Agency. Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable with respect to such Definitive Certificates, and the Owner Trustee and the Paying Agent shall recognize the Holders of the Definitive Certificates as Certificateholders. The Definitive Certificates shall be printed, lithographed or engraved or may be produced in any other matter as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

SECTION 3.13. Authenticating Agent.

         (a) The Owner Trustee may appoint one or more authenticating agents with respect to the Certificates and the Class R Certificate which shall be authorized to act on behalf of the Owner Trustee in authenticating the Certificates and the Class R Certificate in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates and the Class R Certificate. The Owner Trustee hereby appoints JPMorgan Chase Bank as Authenticating Agent for the authentication of Certificates and the Class R Certificate upon any issuance or registration of transfer or exchange of the Certificates or the Class R Certificate. Whenever reference is made in this Agreement to the authentication of Certificates or the Class R Certificate by the Owner Trustee or the Owner Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Owner Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Owner Trustee by an authenticating agent. Each authenticating agent (other than JPMorgan Chase Bank) shall be subject to acceptance by the Depositor.

         (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Owner Trustee or such authenticating agent.

         (c) An authenticating agent may at any time resign by giving written notice of resignation to the Owner Trustee and the Depositor. The Owner Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Depositor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Owner Trustee or the Depositor, the Owner Trustee promptly may appoint a successor authenticating agent with the consent of the Depositor. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent.

         (d) The Depositor shall pay the authenticating agent from time to time reasonable compensation for its services under this Section 3.13.

         (e) The provisions of Sections 7.1, 7.3, 7.4, 7.6, 8.1 and 8.2 shall be applicable to any authenticating agent.

         (f) Pursuant to an appointment made under this Section 3.13, the Certificates may have endorsed thereon, in lieu of the Owner Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                  This is one of the Certificates referred to in the within mentioned Agreement.



                                                                       ,
                                           ----------------------------
                                           as Owner Trustee


                                    By:
                                           ----------------------------
                                           Authorized Officer


                                                             or


                                           ----------------------------
                                           as Authenticating Agent
                                           for the Owner Trustee,


                                           ----------------------------
                                           Authorized Officer


         SECTION 3.14. Actions of Certificateholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Owner Trustee and, when required, to the Depositor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Owner Trustee, the Depositor and the Servicer, if made in the manner provided in this Section 3.14.

         (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Owner Trustee deems sufficient.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Owner Trustee, the Depositor or the Servicer in reliance thereon, regardless of whether notation of such action is made upon such Certificate.

         (d) The Owner Trustee may require such additional proof of any matter referred to in this Section 3.14 as it shall deem necessary.

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

         SECTION 4.1. Prior Notice to Certificateholders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

                           (a) the initiation of any material claim or lawsuit
                  by the Issuer (except claims or lawsuits brought in connection with the collection of the Receivables) and the compromise of any material action, claim or lawsuit brought by or against the Issuer (except with respect to the aforementioned claims or lawsuits for collection of the Receivables);

                           (b) the election by the Issuer to file an amendment
                  to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

                           (c) the amendment of the Indenture by a supplemental
                  indenture in circumstances where the consent of any Noteholder is required;

                           (d) the amendment of the Indenture by a supplemental
                  indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders;

                           (e) the amendment, change or modification of the Sale
                  and Servicing Agreement, except to any amendment where the consent of any Certificateholder is not required under the terms of the Sale and Servicing Agreement; or

                           (f) the appointment pursuant to the Indenture of a
                  successor Indenture Trustee or the consent to the assignment by the Note Registrar, the Paying Agent, the Trustee or the Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

The Owner Trustee shall notify the Certificateholders in writing of any appointment of a successor Paying Agent, Authenticating Agent or Certificate Registrar within five Business Days thereof.

         SECTION 4.2. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Certificateholders, to (a) remove the Servicer under the Sale and Servicing Agreement pursuant to Article VIII thereof, (b) remove the Administrator under the Administration Agreement pursuant to Section 8 thereof or (c) except as expressly provided in the Basic Documents, sell the Receivables or any interest therein after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

         SECTION 4.3. Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Issuer without the unanimous prior approval of all Certificateholders unless the Owner Trustee reasonably believes that the Issuer is insolvent.

         SECTION 4.4. Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Issuer or the Owner Trustee under this Agreement or any of the other Basic Documents or would be contrary to Section 2.3 nor shall the Owner Trustee be obligated to follow any such direction, if given.

         SECTION 4.5. Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Certificates evidencing not less than a majority of the Certificate Balance. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by the Holders of Certificates evidencing not less than a majority of the Certificate Balance at the time of the delivery of such notice.

                                   ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         SECTION 5.1. Establishment of Certificate Distribution Account. The Owner Trustee, for the benefit of Certificateholders, shall establish and maintain in the name of the Issuer an Eligible Deposit Account (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

                  The Owner Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Servicer shall establish a new Certificate Distribution Account as an Eligible Deposit Account in accordance with Section 5.1(b) of the Sale and Servicing Agreement, and the Owner Trustee shall transfer any cash and/or any investments to such new Certificate Distribution Account and shall assist the Servicer in establishing such account as necessary.

                  Amounts on deposit in the Certificate Distribution Account shall not be invested.

         SECTION 5.2. Application of Funds in Certificate Distribution Account.
(a) Not later than 12:00 noon, New York City time, on each Payment Date, the Owner Trustee or the Paying Agent on behalf of the Owner Trustee will, based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.8 of the Sale and Servicing Agreement, distribute to Certificateholders, to the extent of the funds available, amounts deposited in the Certificate Distribution Account pursuant to Section 5.5 of the Sale and Servicing Agreement on such Payment Date in the following order of priority:

                  (i) first, to the Certificateholders, on a pro rata basis, an amount equal to the Certificateholders' Interest Distributable Amount; and

                  (ii) second, to the Certificateholders, on a pro rata basis, an amount equal to the Certificateholders' Principal Distributable Amount.

         (b) On each Payment Date, the Owner Trustee shall send, or cause to be sent, to each Certificateholder the statement provided to the Owner Trustee by the Servicer pursuant to Section 5.8 of the Sale and Servicing Agreement on such Payment Date.

         (c) In the event that any withholding tax is imposed on the Issuer's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. Each of the Owner Trustee and the Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Issuer (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Issuer and remitted to the appropriate taxing authority. The Owner Trustee or the Paying Agent, on its behalf, intends to withhold United States withholding taxes from any amounts allocable or distributed to non-United States Certificateholders at a rate of 35% for non-United States Certificateholders that are classified as corporations for United States federal income tax purposes and at the highest individual income tax rate for all other non-United States Certificateholders. In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee and the Paying Agent shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee and the Paying Agent for any out-of-pocket expenses incurred.

         SECTION 5.3. Method of Payment. Subject to Section 9.1(c), distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either (a) by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Holder's Certificates in the aggregate evidence a denomination of not less than $1,000,000 or (b) by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register; provided that, unless Definitive Certificates have been issued pursuant to Section 3.12, with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), distributions will be made by wire transfer in immediately available funds to the account designated by such nominee.

         SECTION 5.4. No Segregation of Monies; No Interest. Subject to Sections
5.1 and 5.2, monies received by the Owner Trustee or any Paying Agent hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and neither the Owner Trustee nor any Paying Agent shall be liable for any interest thereon.

         SECTION 5.5. Accounting and Reports to the Noteholders, Certificateholders, the Internal Revenue Service and Others. The Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Issuer on a calendar year basis on the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Certificateholder to prepare its Federal and state income tax returns, (c) prepare or cause to be prepared and file such tax returns relating to the Issuer (including a partnership information return, Form
1065), and make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for Federal income tax purposes and (d) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.2(c) with respect to income or distributions to Certificateholders. The Depositor shall sign all tax information returns filed pursuant to this Section 5.5 and any other returns as may be required by law. The Issuer shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. The Issuer shall not make the election provided under Section 754 of the Code.

         SECTION 5.6. Signature on Returns; Tax Matters Partner. Notwithstanding the provisions of Section 5.5, the Class R Certificateholder shall sign on behalf of the Issuer the tax returns of the Issuer, unless applicable law requires the Owner Trustee to sign such documents, in which case such documents shall be signed by the Owner Trustee at the written direction of the Class R Certificateholder.

         The Class R Certificateholder shall be the "tax matters partner" of the Issuer pursuant to the Code.

         SECTION 5.7. Capital Accounts. The Issuer shall maintain accounts ("Capital Accounts") with respect to the Certificateholders and the Class R Certificateholder (each an "Owner"). For this purpose, Capital Accounts shall be maintained in accordance with the following provisions:

                           (a) Each Owner's Capital Account shall be increased
                  by the Capital Contributions (as defined below) of such Owner, such Owner's distributive share of gross income (if any) and any items in the nature of income or gain that are allocated to such Owner pursuant to Section 2.11, 2.12(c) or 2.13.

                           (b) Each Owner's Capital Account shall be reduced by
                  any amount distributed to such Owner (including, in the case of the Class R Certificateholder, any amount released or otherwise distributed to the Class R Certificateholder from the Yield Supplement Account or the Reserve Account under
                  Section 5.6 or 5.7, respectively, of the Sale and Servicing Agreement) and any items in the nature of deductions or losses that are allocated to such Owner pursuant to Section 2.12 or 2.13.

                           (c) In the event all or a portion of a Certificate is
                  transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it related to such Certificate or a portion thereof.

                  "Capital Contribution" means the amount of any cash contributed to the Issuer by an Owner (including any amounts deemed to be contributed in connection with the original issuance of the Certificates), including, in the case of the Class R Certificateholder, the amount of any Receivables deemed to have been contributed by the Class R Certificateholder (with such amount for Receivables intended to reflect the amount of the Receivables and monies due thereon or with respect thereto, including accrued but unpaid interest and finance charges, conveyed to the Issuer by the Class R Certificateholder on the Closing Date under Article II of the Sale and Servicing Agreement). The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with
Section 1.704-l(b) of the Treasury Regulations and shall be interpreted in a manner consistent therewith.

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

         SECTION 6.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Issuer is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Issuer is named as a party and any amendment thereto, in each case, in such form as the Depositor shall approve as evidenced conclusively by the Owner Trustee's execution thereof, and, on behalf of the Issuer at the written direction of the Depositor, to direct the Indenture Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of $404,000,000, Class A-2 Notes in the aggregate principal amount of $518,000,000, Class A-3 Notes in the aggregate principal amount of $520,000,000 and Class A-4 Notes in the aggregate principal amount of $517,700,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Issuer pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Administrator recommends or directs in writing with respect to the Basic Documents.

         SECTION 6.2. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Basic Documents and to administer the Issuer in the interest of Certificateholders and the Class R Certificateholder, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee or the Issuer hereunder or under any other Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

         SECTION 6.3. Action upon Instruction. (a) Subject to Article IV, the Certificateholders may, by written instruction, direct the Owner Trustee in the management of the Issuer. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Section 4.5.

         (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any other Basic Document if the Owner Trustee shall reasonably determine, or shall have been advised by counsel in writing, that such action is likely to result in personal liability to the Owner Trustee (in such capacity or individually), is contrary to the terms of this Agreement or any other Basic Document or is contrary to law.

         (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Basic Document or is unsure as to the application of any provision of this Agreement or any Basic Document, or if any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement and the other Basic Documents, and no implied covenants or obligations shall be read into this Agreement or the other Basic Documents. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Issuer or to record this Agreement or any other Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee, in its individual capacity, that are not related to the ownership or the administration of the Owner Trust Estate.

         SECTION 6.5. No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents, and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

         SECTION 6.6. Restrictions. The Owner Trustee shall not (a) take any action that is inconsistent with the purposes of the Issuer set forth in Section
2.3 or (b) take any action or amend this Agreement in any manner that, to the best knowledge of the Owner Trustee, would result in the Issuer's becoming taxable as a corporation for United States federal income tax purposes. The Owner Trustee and Depositor agree that no election to treat the Issuer other than as a partnership for United States federal income tax purposes or any relevant state tax purposes shall be made by or on behalf of the Issuer. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

         SECTION 6.7. Doing Business in Other Jurisdictions. (a) Notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware, other than as set forth in the last sentence of this Section 6.7, if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Owner Trustee; or (iii) subject the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee, as the case may be, contemplated hereby. The Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of the Depositor) to determine whether any action required to be taken pursuant to this Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Owner Trustee will appoint an additional trustee pursuant to Section 10.5 to proceed with such action.

                                  ARTICLE VII

                            CONCERNING OWNER TRUSTEE

         SECTION 7.1. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the other Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or gross negligence or (ii) in the case of the breach of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                           (a) The Owner Trustee shall not be liable for any
                  error of judgment made in good faith by a Responsible Officer of the Owner Trustee unless it is proved that the Owner Trustee was grossly negligent in ascertaining the pertinent facts;

                           (b) The Owner Trustee shall not be liable with
                  respect to any action it takes or omits to take in good faith in accordance with the instructions of the Certificateholders given pursuant to Section 6.3 or the Administrator given pursuant to Section 6.1;

                           (c) No provision of this Agreement or any other Basic
                  Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in its own performance of any of its rights or powers hereunder or under any other Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured or provided to it;

                           (d) Under no circumstances shall the Owner Trustee be
                  liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

                           (e) The Owner Trustee shall not be responsible for
                  and makes no representation as to the validity or adequacy of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificates or the Class R Certificate, shall not be accountable for the use or application by the Depositor of the proceeds from the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder, any Certificateholder or the Class R Certificateholder, other than as expressly provided for herein and in the Basic Documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority; or the ability of the Owner Trust Estate to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Issuer or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee, the Administrator or the Servicer or any subservicer taken in the name of the Owner Trustee;

                           (f) The Owner Trustee shall not be liable for the
                  default or misconduct of the Indenture Trustee, the Administrator or the Servicer under any of the Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Issuer under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer under the Sale and Servicing Agreement;

                           (g) The Owner Trustee shall be under no obligation to
                  exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act; and

                           (h) The Owner Trustee, upon receipt of any
                  resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Owner Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement or the other Basic Documents, shall examine them to determine whether they conform to the requirements of this Agreement or such other Basic Document; provided, however, that the Owner Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Owner Trustee pursuant to this Agreement or the other Basic Documents.

         SECTION 7.2. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

         SECTION 7.3. Representations and Warranties. The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

                           (a) It is a banking corporation duly organized and
                  validly existing in good standing under the laws of the State of Delaware and having an office within the State of Delaware. It has all requisite corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement.

                           (b) It has taken all corporate action necessary to
                  authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                           (c) Neither the execution nor the delivery by it of
                  this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment, writ, decree or order applicable to it, or constitute any default under its charter documents or by-laws or, with or without notice or lapse of time, any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

                           (d) The execution, delivery and performance by the
                  Owner Trustee of this Agreement does not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware or the United States of America regulating the corporate trust activities of the Owner Trustee.

                           (e) This Agreement has been duly authorized, executed
                  and delivered by the Owner Trustee and shall constitute the legal, valid, and binding agreement of the Owner Trustee, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization and other laws affecting the rights of creditors generally, and by general principles of equity regardless of whether enforcement is pursuant to a proceeding in equity or at law.

         SECTION 7.4. Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with due care and (ii) may consult with counsel, accountants and other skilled persons knowledgeable in the relevant area to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Basic Document.

         SECTION 7.5. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, Wilmington Trust Company acts solely as the Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         SECTION 7.6. Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of the Certificates or the Notes and may deal with the Depositor, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not the Owner Trustee.

                                  ARTICLE VIII

                          COMPENSATION OF OWNER TRUSTEE

         SECTION 8.1. Owner Trustee's Fees and Expenses. In accordance with
Section 4.7 of the Sale and Servicing Agreement, the Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Servicer and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Servicer for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder except any such expenses as may arise from its gross negligence, willful misfeasance, or bad faith or that is the responsibility of Certificateholders under this Agreement.

         SECTION 8.2. Indemnification. In accordance with Section 7.2 of the Sale and Servicing Agreement, the Servicer shall be liable as primary obligor for, and shall indemnify the Owner Trustee (in such capacity or individually) and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the other Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Servicer shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.1. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Indemnified Party in respect of which indemnity may be sought pursuant to this Section 8.2, such Indemnified Party shall promptly notify the Servicer in writing, and the Servicer upon request of the Indemnified Party shall retain counsel reasonably satisfactory to the Indemnified Party (or, with the consent of the Servicer, counsel selected by the Indemnified Party acceptable to the Servicer) to represent the Indemnified Party and any others the Servicer may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. The Servicer shall not be liable for any settlement of any claim or proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Servicer agrees to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Servicer shall not, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

         SECTION 8.3. Payments to Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

         SECTION 9.1. Termination of Trust Agreement. (a) The Issuer shall dissolve on the Payment Date next succeeding the month which is six months after the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement and Article V, including the payment to the Certificateholders of all amounts required to be paid to them pursuant to this Agreement; provided, however, that in no event shall the Trust created by this Agreement continue beyond the expiration of 21 years from the date of this Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder, any Certificate Owner or the Class R Certificateholder shall not (x) operate to terminate this Agreement or the Issuer, nor (y) entitle such Certificateholder's, such Certificate Owner's or the Class R Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Issuer or the Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in clause (a), none of the Depositor, the Class R Certificateholder or any Certificateholder shall be entitled to revoke or terminate the Trust.

         (c) Notice of any termination of the Issuer, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Owner Trustee or the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to the Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 9.1(c) of the Sale and Servicing Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Owner Trustee or the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Owner Trustee or the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to the Certificateholders. Upon presentation and surrender of the Certificates, the Owner Trustee or the Paying Agent shall cause to be distributed to the Certificateholders amounts distributable on such Payment Date pursuant to
Section 5.2.

         If all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Owner Trust Estate after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Owner Trustee to the Class R Certificateholder.

         (d) Any funds remaining in the Issuer after funds for final distribution have been distributed or set aside for distribution shall be distributed by the Owner Trustee to the Class R Certificateholder.

         (e) Upon the winding up of the Issuer in accordance with Section 3808 of the Statutory Trust Statute, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute and thereupon, this Agreement (other than Article VIII) and the Issuer shall terminate.

                                   ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

         SECTION 10.1. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation authorized to exercise corporate trust powers; and having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by Federal or state authorities. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2. In addition, at all times the Owner Trustee or a co-trustee shall be a person that satisfies the requirements of Section 3807(a) of the Statutory Trust Statute (the "Delaware Trustee").

         SECTION 10.2. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy of which shall be delivered to the successor Owner Trustee, and payment of all fees owed to the outgoing Owner Trustee shall be made to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

         SECTION 10.3. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as the Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Trustee, the Noteholders and the Rating Agencies. If the Administrator shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

         Any successor Owner Trustee appointed pursuant to this Section 10.3 shall promptly file an amendment to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

         SECTION 10.4. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting form any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies; and provided further, that such successor Owner Trustee shall file an amendment to the Certificate of Trust as described in Section 10.3.

         SECTION 10.5. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Issuer, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. If the Delaware Trustee shall become incapable of acting, resign or be removed, unless the Owner Trustee is qualified to act as the Delaware Trustee, a successor co-trustee shall promptly be appointed in the manner specified in this Section 10.5 to act as the Delaware Trustee. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.1. Supplements and Amendments. This Agreement may be amended by the Depositor and the Owner Trustee, with the consent of the Class R Certificateholder and prior written notice to the Rating Agencies, but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that such action shall not (i) materially change the purposes and powers of the Issuer set forth in Section 2.3 or (ii) as evidenced by an Opinion of Counsel, materially and adversely affect the interests of any Noteholder or Certificateholder; provided, further, that the Depositor shall deliver written notice of such amendments to each Rating Agency prior to the execution of any such amendment. Notwithstanding the foregoing, no amendment modifying the provisions of Section 5.2 shall become effective without satisfaction of the Rating Agency Condition.

         This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies, with the consent of the Class R Certificateholder, the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Noteholders or the Certificateholders; provided that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders, or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance required to consent to any such amendment.

         Promptly after the execution of any amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders or the Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         Promptly after the execution of any amendment to the Certificate of the Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         Prior to the execution of any amendment to this Agreement or the Certificate of the Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 11.2. No Legal Title to Owner Trust Estate in Certificateholders. Neither the Class R Certificateholder nor the Certificateholders shall have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. The Class R Certificateholder shall be entitled to receive distributions with respect to its ownership interest therein only in accordance with the Sale and Servicing Agreement and this Agreement. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders or of the Class R Certificateholder to and in their respective ownership interests in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         SECTION 11.3. Limitations on Rights of Others. Except for Sections 2.7 and 2.10, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Class R Certificateholder, the Certificateholders and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 11.4. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt, if to the Owner Trustee, addressed to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, if to the Depositor or the Class R Certificateholder, addressed to, Chase Manhattan Bank USA, National Association, c/o Chase Manhattan Automotive Finance Corporation, 900 Stewart Avenue, Garden City, New York 11530, Attn: Financial Controller; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, regardless of whether the Certificateholder receives such notice.

         SECTION 11.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.7. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Class R Certificateholder, the Owner Trustee and their respective successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         SECTION 11.8. No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent equity interests in the Issuer only and do not represent interests in or obligations of the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee or any Affiliate thereof, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Basic Documents.

         SECTION 11.9. No Petition.

         (a) The Depositor will not at any time institute against the Issuer any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Basic Documents.

         (b) The Owner Trustee, by entering into this Agreement, the Class R Certificateholder by accepting the Class R Certificate and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Class R Certificate, the Certificates, this Agreement or any of the other Basic Documents.

         SECTION 11.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.12. Certificate Transfer Restrictions. The Certificates may not be acquired by or for the account of an individual or entity that is not a U.S. person as defined in Section 7701(a)(30) of the Code and any transfer of a Certificate to a person that is not a U.S. Person shall be void. By accepting and holding a Certificate, the Holder shall be deemed to have represented and warranted under penalties of perjury that it (or, if it is acting as a nominee, the beneficial owner) is a U.S. Person.

         SECTION 11.13. Disclosure. Notwithstanding anything herein to the contrary, Chase USA and the Owner Trustee (and any employee, representative or other agent of both Chase USA and the Owner Trustee) may disclose to any and all persons, without limitation of any kind, the U.S. federal income tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, any such information relating to the U.S. federal income tax treatment or tax structure is required to be kept confidential to the extent necessary to comply with any applicable federal or state securities laws.

                  IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                WILMINGTON TRUST COMPANY,
                                  as Owner Trustee


                                 By:    /s/ Janel R. Havrilla
                                     -------------------------------
                                     Name:  Janel R. Havrilla
                                     Title: Financial Services Officer




                                CHASE MANHATTAN BANK USA,
                                  NATIONAL ASSOCIATION,
                                  as Depositor


                                 By:    /s/ Patricia Garvey
                                     -------------------------------
                                     Name:  Patricia Garvey
                                     Title: Vice President

                                                                     EXHIBIT A-1


THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS CLASS R CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED OTHER THAN IN COMPLIANCE WITH THE TRUST AGREEMENT.

THIS CLASS R CERTIFICATE IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY.

                     CHASE MANHATTAN AUTO OWNER TRUST 2003-A

                               CLASS R CERTIFICATE

evidencing a beneficial ownership interest in certain distributions of the Issuer, as defined below, the property of which includes a pool of retail installment sales contracts or purchase money notes and security agreements and other notes secured by new or used automobiles or light duty trucks and sold to the Issuer by Chase Manhattan Bank USA, National Association, a national banking association.

(This Certificate does not represent an interest in or obligation of Chase Manhattan Bank USA, National Association or any of its Affiliates, except to the extent described below.)

         THIS CERTIFIES THAT Chase Manhattan Bank USA, National Association is the registered owner of 100% of the beneficial ownership interest in certain distributions of Chase Manhattan Auto Owner Trust 2003-A (the "Issuer") formed by Chase Manhattan Bank USA, National Association, a national banking association (the "Depositor").

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is the Class R Certificate referred to in the within-mentioned Trust Agreement.


WILMINGTON TRUST COMPANY,           WILMINGTON TRUST COMPANY,
------------------------            ------------------------
not in its individual       or      not in its individual capacity
capacity but solely                 but solely as Owner Trustee
as Owner Trustee

By:_____________________            By:__________________________
                                       Authenticating Agent

         Issuer was created pursuant to a Trust Agreement dated as of April 7, 2003 (the "Trust Agreement"), between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in Section 1.1 of the Sale and Servicing Agreement between the Issuer and Chase Manhattan Bank USA, National Association, as Seller and Servicer, dated as of May 22, 2003, as the same may be amended or supplemented from time to time (the "Sale and Servicing Agreement").

         This Class R Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Class R Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

         The holder of this Class R Certificate acknowledges and agrees that its rights to receive distributions in respect of this Class R Certificate are limited to amounts distributable to it pursuant to the Sale and Servicing Agreement and the Trust Agreement.

         It is the intent of the Class R Certificateholder and the Certificateholders that, for United States federal income tax purposes, the Issuer will be treated as a partnership and the Class R Certificateholder and the Certificateholders will be treated as partners in that partnership. The Class R Certificateholder by acceptance of this Class R Certificate, agrees to treat, and to take no action inconsistent with the treatment of, the Class R Certificate for such tax purposes as equity (i.e., partnership interests) in the Issuer.

         The Class R Certificateholder, by its acceptance of this Class R Certificate, acknowledges and agrees that neither the Depositor nor the Owner Trustee is authorized to elect to treat the Issuer other than as a partnership for United States federal income tax purposes or any relevant state tax purposes. The Class R Certificateholder, by its acceptance of the Class R Certificate, agrees not to take any actions (or direct the Owner Trustee to take such acts or actions) that would violate such restriction.

         The Class R Certificate does not represent an obligation of, or an interest in, the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the other Basic Documents.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or the Authentication Agent, by manual or facsimile signature, this Class R Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         THIS CLASS R CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of Issuer and not in its individual capacity, has caused this Class R Certificate to be duly executed.


                                   CHASE MANHATTAN AUTO
                                      OWNER TRUST 2003-A

                                   By: WILMINGTON TRUST COMPANY,
                                       ------------------------
                                       not in its individual capacity,
                                       but solely as Owner Trustee

Dated:                             By:
                                       ---------------------------------------

                                                                     EXHIBIT A-2

NUMBER                                                               $50,300,000
R-A-1                                                       CUSIP NO. 1615181CV3

         [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         THE CERTIFICATES MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF AN INDIVIDUAL OR ENTITY THAT IS NOT A U.S. PERSON AS DEFINED IN SECTION 7701(A)(30) OF THE CODE. BY ACCEPTING AND HOLDING A CERTIFICATE, THE HOLDER SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT (OR, IF IT IS ACTING AS A NOMINEE, THE BENEFICIAL OWNER) IS A U.S. PERSON.

         THE PRINCIPAL OF THIS CERTIFICATE IS DISTRIBUTABLE IN INSTALLMENTS AS SET FORTH IN THE TRUST AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY.

                     CHASE MANHATTAN AUTO OWNER TRUST 2003-A

                         2.04% ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in certain distributions of the Issuer, as defined below, the property of which includes a pool of retail installment sales contracts or purchase money notes and security agreements and other notes secured by new or used automobiles or light duty trucks and sold to the Issuer by Chase Manhattan Bank USA, National Association, a national banking association.

(This Certificate does not represent an interest in or obligation of Chase Manhattan Bank USA, National Association or any of its Affiliates, except to the extent described below.)

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of $50,300,000 nonassessable, fully-paid, beneficial ownership interest in certain distributions of Chase Manhattan Auto Owner Trust 2003-A (the "Issuer") formed by Chase Manhattan Bank USA, National Association, a national banking association (the "Depositor"). This Certificate has a Certificate Rate of 2.04% per annum.

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Trust Agreement.


WILMINGTON TRUST COMPANY,           WILMINGTON TRUST COMPANY,
not in its individual         or    not in its individual capacity but
capacity but solely                 solely as Owner Trustee
as Owner Trustee

By: __________________________      By:__________________________
                                    Authenticating Agent

         Issuer was created pursuant to a Trust Agreement dated as of April 7, 2003 (the "Trust Agreement"), between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in Section 1.1 of the Sale and Servicing Agreement between the Issuer and Chase Manhattan Bank USA, National Association, as Seller and Servicer, dated as of May 22, 2003, as the same may be amended or supplemented from time to time (the "Sale and Servicing Agreement").

         This Certificate is one of the duly authorized Certificates of the Issuer designated as "2.04 % Asset Backed Certificates" (herein called the "Certificates"). Issued under the Indenture dated as of May 22, 2003, between the Issuer and Wells Fargo Bank Minnesota, National Association, as trustee (the "Indenture"), are four classes of Notes designated as "Class A-1 1.20% Asset Backed Notes" (the "Class A-1 Notes"), "Class A-2 1.26% Asset Backed Notes" (the "Class A-2 Notes"), "Class A-3 1.52% Asset Backed Notes" (the "Class A-3 Notes") and "Class A-4 2.06% Asset Backed Notes" (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

         The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

         It is the intent of the Class R Certificateholder and Certificateholders that, for United States federal income tax purposes, the Issuer will be treated as a partnership and the Class R Certificateholder and Certificateholders will be treated as partners in that partnership. The Certificateholders by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as equity (i.e., partnership interests) in the Issuer.

         Each Certificateholder, by its acceptance of a Certificate or a beneficial interest in a Certificate, acknowledges and agrees that neither the Depositor nor the Owner Trustee is authorized to elect to treat the Issuer other than as a partnership for United States federal income tax purposes or any relevant state tax purposes. Each Certificateholder, by its acceptance of a Certificate or a beneficial interest in a Certificate, agrees not to take any actions (or direct the Owner Trustee to take such acts or actions) that would violate such restriction.

         The Certificates do not represent an obligation of, or an interest in, the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the other Basic Documents.

         The Certificates may not be acquired by or for the account of an individual or entity that is not a U.S. Person as defined in Section 7701(A)(30) of the Code. By accepting and holding a Certificate, the Holder shall be deemed to have represented and warranted that it (or, if it is acting as a nominee, the Beneficial Owner) is a U.S. Person.

                                                                               4
         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or the Authentication Agent, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of Issuer and not in its individual capacity, has caused this Certificate to be duly executed.


                                  CHASE MANHATTAN AUTO
                                     OWNER TRUST 2003-A

                                  By:  WILMINGTON TRUST COMPANY,
                                             not in its individual capacity,
                                             but solely as Owner Trustee

Dated:                            By:
                                           ---------------------------------

                                                                               5
                                   ASSIGNMENT


         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

-------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


-------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ____________________ as Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:
                                     ___________________________________(1)
                                     Signature Guaranteed:

                                     ___________________________________(1)









--------
(1) NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.